Exhibit 10.2
Execution Version
October 11, 2008
Coffeyville Resources, LLC
10 East Cambridge Circle, Suite #250
Kansas City, Kansas 66103
Attention: Tim Rens
Telecopier: (913) 981-0000
Re:   Amended and Restated Settlement Deferral
Ladies and Gentlemen:
This amended and restated settlement deferral letter (including all attachments hereto) amends, restates and supersedes that certain revised settlement deferral letter dated July 29, 2008 (the “Original Settlement Deferral Letter”) from J. Aron & Company (“Aron”) to Coffeyville Resources, LLC (the “Company”).
We refer to the letter from us to you dated June 26, 2007 (the “Initial Deferral Letter”), providing for the deferral of certain amounts due under the Transactions (as defined therein). Further reference is made to the letters dated July 9, 2007, July 11, 2007, July 26, 2007 and August 23, 2007 (collectively, with the Initial Deferral Letter, the “2007 Deferral Letters”) relating to the matters set forth in the Initial Deferral Letter.
Capitalized terms not otherwise defined herein shall have the meaning set forth in the 2007 Deferral Letters. Notwithstanding the foregoing sentence, terms used in clause (d) below and not otherwise defined in the 2007 Deferral Letters shall have the meaning set forth in the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 28, 2006, among the Company, certain affiliates of the Company, the lenders party thereto from time to time, GSCP and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, Credit Suisse, as administrative agent, collateral agent, funded L/C issuing bank and as revolving issuing bank, Deutsche Bank Trust Company Americas, as syndication agent and ABN AMRO Bank N.V., as documentation agent (as amended through the date hereof, the “2006 Credit Agreement”).
You have requested that we permit you to defer further certain of the Deferred Amounts owed under the 2007 Deferral Letters (the “Deferred Amounts”), which amounts the parties acknowledge and agree shall, as of the Effective Date (as defined below), after giving effect to payments required on or prior to the Effective Date, not exceed $72,500,000 in the aggregate.
Aron is prepared to extend the deferral of such portion of the Deferred Amounts as provided herein subject to the following terms and conditions:
(a) on December 15, 2008 (the “Effective Date”), the Company shall have paid to Aron all outstanding accrued interest on the Deferred Amounts that remains unpaid through the Effective Date, at the rate of one-month

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LIBOR (as determined by Aron) plus 2.75% (compounded on the last Local Business Day of each month);
(b) each of the Guarantors shall have, on the date of this letter agreement, reaffirmed its guaranty of one half of the Deferred Amounts by executing and delivering to us a reaffirmation of its respective Guaranty Agreement, dated as of August 23, 2007, in the forms attached as Appendices A and B to this letter agreement (each, a “Reaffirmation” and collectively, the “Reaffirmations”);
(c) Interest shall accrue and be payable on the unpaid Deferred Amounts from (and including) the Effective Date to (but excluding) the date of actual payment, at the rate of LIBOR with a one-month interest period (as determined by Aron) plus the Applicable Spread (as defined below), such interest to compound on the last Local Business Day of each month. For the purposes of this clause (c), the “Applicable Spread” means the sum of (x) the one-year spread on the credit default swaps for senior unsecured debt of The Goldman Sachs Group, Inc., as such spread is reasonably determined by Aron on the Effective Date, plus (y) 200 basis points (provided that, if the Applicable Spread would otherwise be greater than 750 basis points, it shall be deemed to be 750 basis points, and if the Applicable Spread would otherwise be less than 500 basis points, it will be deemed to be 500 basis points);
(d) the Company shall, no later than the last Local Business Day (as defined in the Agreement) of each calendar quarter ending March 31, 2009 and June 30, 2009, pay $5,000,000 to reduce the balance of the Deferred Amounts and interest thereon;
(e) to the extent that after the date of this letter agreement the Company or any of its Subsidiaries (i) receive net insurance proceeds relating to the flooding of the plant (and other flood-related damages) in July 2007 and (ii) are not required to apply such proceeds in prepayment of debt incurred under the 2006 Credit Agreement or to further invest such proceeds in accordance with the 2006 Credit Agreement or otherwise become entitled to use such proceeds for general corporate purposes, the Company shall apply all such proceeds received by it to the Deferred Amounts and interest thereon no later than three Local Business Day following such receipt; and
(f) the unpaid Deferred Amounts, all accrued and unpaid interest thereon and all other amounts payable hereunder shall, notwithstanding anything herein or in the 2007 Letter Agreements to the contrary, be due and payable in full on July 31, 2009 (the “Maturity Date”). If the Company violates any provision of this letter agreement, the Deferred Amounts, all accrued interest thereon and all other amounts owed hereunder shall become immediately due and payable upon notice from Aron. The parties acknowledge and agree that failure to make such payment pursuant to

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October 11, 2008	- 3 -
this clause (f) shall constitute an Event of Default under Section 5(a)(i) of the Agreement; provided that the phrase “if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party” at the end of Section 5(a)(i) is hereby deleted in relation to this clause (f).
All payments made hereunder shall be applied, first, to pay accrued and unpaid interest, and, second, to repay the Deferred Amounts.
The parties acknowledge and agree that, as of the date of this letter agreement, the Deferred Amounts are equal to $72,500,000 in the aggregate, and accrued interest thereon equals $516,112.22, and that there are no defenses to payment of such amounts by the Company.
The Agreement is hereby amended, for so long as the Guaranty Agreements (as amended and reaffirmed by the applicable Reaffirmation) are in effect, as follows:
Section 4(f) of the Schedule to the Agreement is amended to delete the sentence added to such Section pursuant to the letters dated July 11, 2007, July 26, 2007 and August 23, 2007 and to add the following as clause (v) to such Section: “(v) The Guaranty Agreements, each dated as of August 23, 2007 and as amended and reaffirmed by the Reaffirmations, each dated as of July 29, 2008, delivered pursuant to the Letter Agreement dated July 29, 2008 between Aron and Counterparty.”
This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall be deemed to constitute one and the same agreement. This letter agreement supersedes the Original Settlement Deferral Letter in full and, upon execution of this letter agreement, the Original Settlement Deferral Letter will no longer have any force or effect. Except as expressly modified and extended hereby, the 2007 Deferral Letters shall remain in full force and effect and shall not be modified or novated hereby. Except as expressly amended hereunder, the Agreement, the Transactions and the Confirmations shall remain in full force and effect and shall not be modified or novated hereby.
THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES).

J. ARON & COMPANY

By:	/s/ Jeff Resnick Name: Jeff Resnick
Title: Managing Director

ACCEPTED AND AGREED TO THIS 11th DAY OF OCTOBER, 2008.
COFFEYVILLE RESOURCES, LLC

By:	/s/ John J. Lipinski Name: John J. Lipinski
Title: CEO

Appendix A
Reaffirmation of GSCP V Guaranty dated August 23, 2007
[attached separately]

     Execution Version
REAFFIRMATION OF GUARANTY
          As consideration for the agreements and covenants contained in that certain letter agreement regarding Amended and Restated Settlement Deferral dated as of October 11, 2008 (the “Amended and Restated Settlement Deferral Letter”), between J. Aron & Company (“Counterparty”) and Coffeyville Resources, LLC (the “Company”), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (“Guarantor”), as guarantor under that certain Guaranty Agreement, dated as of August 23, 2007 (the “Guaranty”), delivered to Counterparty in connection with the letter dated August 23, 2007, from Counterparty to the Company and attached hereto as Appendix A, hereby acknowledges, covenants and agrees as follows:
          1. Notwithstanding anything to the contrary in the Guaranty, references to the Revised Letter Agreement therein shall be deemed to include such Revised Letter Agreement as further amended and modified by the Amended and Restated Settlement Deferral Letter.
          2. The Guarantor consents to the terms of the Amended and Restated Settlement Deferral Letter and confirms that the Guaranty remains in full force and effect, without modification (except as expressly set forth herein) or novation, notwithstanding any provision of the Guaranty to the contrary.
          3. The Guarantor reaffirms all of the obligations contained in the Guaranty, and specifically agrees that the Obligations (as defined in the Guaranty) include the full repayment of 50% of the Deferred Amounts (as defined in the Amended and Restated Settlement Deferral Letter) plus accrued and unpaid interest (as provided in the Amended and Restated Settlement Deferral Letter) upon such dates as set forth in the Amended and Restated Settlement Deferral Letter, and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guaranty or with respect to the obligations of Guarantor thereunder except those specifically set forth therein and in this Reaffirmation.
          4. Each of the representations and warranties of the Guarantor contained or incorporated in the Guaranty is true and correct on and as of the date hereof.
          5. The Guaranty is hereby amended by adding the following paragraphs before the first full paragraph on page 3 thereof:
(A) Subject to the obligation to make a pro rata request for payment under the Kelso Guaranty, the obligations of the Guarantor hereunder are independent of the obligations of the Company and the obligations of any other guarantor (including any other Guarantor) of the obligations of the Company, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not any action is brought against the Company or any of such other guarantors and whether or not Company is joined in any such action or actions;
(B) Payment by the Guarantor of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge the Guarantor’s liability for any portion of the Obligations which has not been paid.

(C) Until the Obligations shall have been indefeasibly paid in full, the Guarantor hereby waives any claim, right or remedy, direct or indirect, that it now has or may hereafter have against the Company or any other guarantor or any of its assets in connection with this Guaranty or the performance by the Guarantor of its obligations hereunder, in each case, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that the Guarantor now has or may hereafter have against the Company with respect to the Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that Counterparty now has or may hereafter have against the Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Counterparty. The Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement and indemnification as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification the Guarantor may have against the Company or against any collateral or security shall be junior and subordinate to any rights Counterparty may have against the Company, to all right, title and interest Counterparty may have in any such collateral or security. If any amount shall be paid to the Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for Counterparty and shall forthwith be paid over to Counterparty to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms hereof.
(D) The Guarantor agrees to pay on demand all costs and expenses of Counterparty, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Guaranty.
(E) The Guarantor agrees not to assert any claim for special, indirect, consequential or punitive damages against Counterparty, any of its affiliates, or any of its directors, officers, partners, employees, attorneys and agents, on any theory of liability, arising out of or otherwise relating to this Guaranty or any of the transactions contemplated herein.
(F) Subject to the Guarantor’s receipt of consent from the Arrangers and the Requisite Lenders under, and as such terms are defined in, the 2006 Credit Agreement (as defined in the Amended and Restated Settlement Deferral Letter) or delivery by the Guarantor to Counterparty of an opinion of counsel reasonably acceptable to Counterparty to the effect that no such consent is required (in each case, at the sole cost and expense of the Guarantor), Counterparty agrees that in lieu of making payments when due pursuant to this Guaranty, the Guarantor shall have the option to purchase (or to purchase, on a ratable basis with Kelso, if so elected by Kelso pursuant to the terms of the Kelso Guaranty) on such date all, but not less than all, of the Obligations at 100% of par value plus all accrued interest thereon and other amounts owed with respect thereto, without representation or warranty or recourse. The Guarantor agrees that any rights in the Obligations which it acquires pursuant to this provision will be junior in right of payment and priority to the rights of Counterparty under the ISDA Master Agreement between the

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Company and Counterparty dated as of June 24, 2005 and the Schedule to the ISDA Master Agreement dated as of June 24, 2005 (each as amended by the Amended and Restated Settlement Deferral Letter) and any pari passu obligations.
          6. The Guarantor hereby consents to the amendment of the Kelso Guaranty dated as of the date hereof in form and substance substantially similar to this Reaffirmation.
     This Reaffirmation of Guaranty and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of New York.
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          IN WITNESS WHEREOF, the Guarantor has caused this Reaffirmation of Guaranty to be duly executed and delivered as of the date first written above.

GS Capital Partners V, L.P.

By:	GS Advisors V, L.L.C., its General Partner

By:	/s/ Kenneth A. Pontarelli Authorized Officer

Appendix A
Guaranty
[attached separately]

August 23, 2007
J. Aron & Company
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
For value received, GS Capital Partners V, L.P., a limited partnership duly organized under the laws of the State of Delaware (“GSCP V” or the “Guarantor”) hereby unconditionally guarantees the prompt and complete payment, whether by acceleration or otherwise, of 50% of the Deferred Amounts (as defined in the Revised Letter Agreement referred to below) plus accrued and unpaid interest (as provided in such Revised Letter Agreement) (collectively, the “Obligations”) of Coffeyville Resources, LLC, a limited liability company that is owned by affiliates of GSCP V, Kelso Investment Associates VII, L.P. (“Kelso”), and certain members of the management of the Company (as defined below) and is duly organized under the laws of the State of Delaware (the “Company”), to J. Aron & Company (the “Counterparty”) under the ISDA Master Agreement between the Company and the Counterparty dated as of June 24, 2005 and the Schedule to the ISDA Master Agreement dated as of June 24, 2005 (each as amended by the letter agreements referred to in the Revised Letter Agreement) under the Letter Agreement from the Counterparty to the Company, dated August 23, 2007 (without giving effect to any further amendments thereto, the “Revised Letter Agreement”). Both the Counterparty and the Guarantor agree and acknowledge that upon execution of this Guaranty, the previous Guaranty of the Guarantor, dated as of July 26, 2007, will automatically terminate. GSCP V shall receive on or prior to the date of this Guaranty a copy of the guarantee provided by Kelso dated as of August 23, 2007 (as amended from time to time, the “Kelso Guaranty”). GSCP V authorizes the Counterparty to provide a copy of this Guaranty to Kelso.
Counterparty agrees that at any time that a payment is requested under this Guaranty, Counterparty shall make a pro rata request for payment under the Kelso Guaranty and the Guarantor shall at no time be required to pay an amount in excess of its pro rata share of the aggregate amount of payment required at such time. This Guaranty is one of payment and not of collection.
The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any obligation or liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of any such obligation or liability, suit or the taking of other action by Counterparty against, and any other notice to, the Company, the Guarantor or others.

The Guarantor represents and warrants that it will have sufficient cash and available capital commitments, amounts available for retention or recall by the Guarantor and/or other sources of liquidity to make payment of the Obligations, (2) the Guarantor’s Guaranteed Obligations under and as defined in the Guaranty made in connection with the 2007 Credit Agreement (as defined in the Revised Letter Agreement), (3) the Guarantor’s Guaranteed Obligations under and as defined in the Guaranty made in connection with the Unsecured Credit and Guaranty Agreement, dated as of August 23, 2007, among the Company, the guarantors party thereto, the lenders party thereto from time to time, and GSCP, as sole lead arranger, sole bookrunner and administrative agent, and (4) the Guarantor’s Guaranteed Obligations under and as defined in the Guaranty made in connection with the Unsecured Credit and Guaranty Agreement, dated as of August 23, 2007, among Coffeyville Refining & Marketing Holdings, Inc., as the borrower, the guarantors party thereto, the lenders party thereto from time to time, and GSCP as sole lead arranger, sole bookrunner, and administrative agent, in each case, when such obligations are due and payable.
Counterparty may at any time and from time to time without notice to or consent of the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder: (1) agree with the Company to make any change in the terms of any obligation or liability of the Company to Counterparty (provided that the Counterparty shall obtain the consent of the Guarantor, such consent not to be unreasonably withheld, prior to making a change that would cause the Deferred Amounts (as defined in the Letter Agreement), excluding interest thereon and the Accrued Interest, to exceed $124,700,000), (2) take or fail to take any action of any kind in respect of any security for any obligation or liability of the Company or any other guarantor to Counterparty, (3) exercise or refrain from exercising any rights against the Company or others, (4) release, surrender, compromise, settle, rescind, waive alter, subordinate or modify and other guaranties of the Obligations or (5) compromise or subordinate any obligation or liability of the Company to Counterparty including any security therefor. Any other suretyship defenses are hereby waived by the Guarantor.
This Guaranty is irrevocable and shall remain in full force and effect and be binding upon Guarantor, its successors and assigns, until all of the Obligations have been satisfied in full. The Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of any Obligations payable by it or interest thereon, is rescinded or must otherwise be restored or returned by Counterparty upon the bankruptcy, insolvency, dissolution or reorganization of the Company.
The Guarantor may not assign its rights nor delegate its obligations under this Guaranty, in whole or in part, without prior written consent of the Counterparty, and any purported assignment or delegation absent such consent is void, except for (1) one or more assignments and delegations of all or a portion of its obligations hereunder to any of GS Capital Partners V Institutional, L.P., GS Capital Partners V Offshore, L.P., GS Capital Partners V GmbH & Co. KG., GS Capital Partners V Fund, L.P., GS Capital Partners V Employee Fund, L.P., and GS Capital Partners V Offshore Fund, L.P. such that each such fund has assumed by contract its pro rata portion of the Obligations and/or (2) an assignment and delegation of all of the Guarantor’s rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of the Guarantor’s assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations; the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.
The Guarantor acknowledges that the Kelso Guaranty may not be amended or waived nor any/consent or departure be effective without its prior written consent. Guarantor agrees that any such consent shall not be unreasonably withheld.
No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantor and the Counterparty, and which amendment, waiver, consent or departure shall be consented to by Kelso.
THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. THE GUARANTOR AGREES TO THE EXCLUSIVE JURISDICTION OF COURTS LOCATED IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, OVER ANY DISPUTES ARISING UNDER OR RELATING TO THIS GUARANTY.

Very truly yours, GS Capital Partners V, L.P.
BY:	GS Advisors V, L.L.C.
its General Partner

BY:	/s/ Kaca Enquist
Authorized Officer

Appendix B
Reaffirmation of Kelso Guaranty dated August 23, 2007
[attached separately]

Execution Version
REAFFIRMATION OF GUARANTY
          As consideration for the agreements and covenants contained in that certain letter agreement regarding Amended and Restated Settlement Deferral dated as of October 11, 2008 (the “Amended and Restated Settlement Deferral Letter”), between J. Aron & Company (“Counterparty”) and Coffeyville Resources, LLC (the “Company”), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (“Guarantor”), as guarantor under that certain Guaranty Agreement, dated as of August 23, 2007 (the “Guaranty”), delivered to Counterparty in connection with the letter dated August 23, 2007, from Counterparty to the Company and attached hereto as Appendix A, hereby acknowledges, covenants and agrees as follows:
          1. Notwithstanding anything to the contrary in the Guaranty, references to the Revised Letter Agreement therein shall be deemed to include such Revised Letter Agreement as further amended and modified by the Amended and Restated Settlement Deferral Letter.
          2. The Guarantor consents to the terms of the Amended and Restated Settlement Deferral Letter and confirms that the Guaranty remains in full force and effect, without modification (except as expressly set forth herein) or novation, notwithstanding any provision of the Guaranty to the contrary.
          3. The Guarantor reaffirms all of the obligations contained in the Guaranty, and specifically agrees that the Obligations (as defined in the Guaranty) include the full repayment of 50% of the Deferred Amounts (as defined in the Amended and Restated Settlement Deferral Letter) plus accrued and unpaid interest (as provided in the Amended and Restated Settlement Deferral Letter) upon such dates as set forth in the Amended and Restated Settlement Deferral Letter, and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guaranty or with respect to the obligations of Guarantor thereunder except those specifically set forth therein and in this Reaffirmation.
          4. Each of the representations and warranties of the Guarantor contained or incorporated in the Guaranty is true and correct on and as of the date hereof.
          5. The Guaranty is hereby amended by adding the following paragraphs before the first full paragraph on page 3 thereof:
(A) Subject to the obligation to make a pro rata request for payment under the GSCP V Guaranty, the obligations of the Guarantor hereunder are independent of the obligations of the Company and the obligations of any other guarantor (including any other Guarantor) of the obligations of the Company, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not any action is brought against the Company or any of such other guarantors and whether or not Company is joined in any such action or actions;
(B) Payment by the Guarantor of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge the Guarantor’s liability for any portion of the Obligations which has not been paid.

(C) Until the Obligations shall have been indefeasibly paid in full, the Guarantor hereby waives any claim, right or remedy, direct or indirect, that it now has or may hereafter have against the Company or any other guarantor or any of its assets in connection with this Guaranty or the performance by the Guarantor of its obligations hereunder, in each case, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that the Guarantor now has or may hereafter have against the Company with respect to the Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that Counterparty now has or may hereafter have against the Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Counterparty. The Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement and indemnification as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification the Guarantor may have against the Company or against any collateral or security shall be junior and subordinate to any rights Counterparty may have against the Company, to all right, title and interest Counterparty may have in any such collateral or security. If any amount shall be paid to the Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for Counterparty and shall forthwith be paid over to Counterparty to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms hereof.
(D) The Guarantor agrees to pay on demand all costs and expenses of Counterparty, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Guaranty.
(E) The Guarantor agrees not to assert any claim for special, indirect, consequential or punitive damages against Counterparty, any of its affiliates, or any of its directors, officers, partners, employees, attorneys and agents, on any theory of liability, arising out of or otherwise relating to this Guaranty or any of the transactions contemplated herein.
(F) Subject to the Guarantor’s receipt of consent from the Arrangers and the Requisite Lenders under, and as such terms are defined in, the 2006 Credit Agreement (as defined in the Amended and Restated Settlement Deferral Letter) or delivery by the Guarantor to Counterparty of an opinion of counsel reasonably acceptable to Counterparty to the effect that no such consent is required (in each case, at the sole cost and expense of the Guarantor), Counterparty agrees that in lieu of making payments when due pursuant to this Guaranty, the Guarantor shall have the option to purchase (or to purchase, on a ratable basis with GSCP V, if so elected by GSCP V pursuant to the terms of the GSCP V Guaranty) on such date all, but not less than all, of the Obligations at 100% of par value plus all accrued interest thereon and other amounts owed with respect thereto, without representation or warranty or recourse. The Guarantor agrees that any rights in the Obligations which it acquires pursuant to this provision will be junior in right of payment and priority to the rights of Counterparty under the ISDA Master Agreement between the

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Company and Counterparty dated as of June 24, 2005 and the Schedule to the ISDA Master Agreement dated as of June 24, 2005 (each as amended by the Amended and Restated Settlement Deferral Letter) and any pari passu obligations.
          6. The Guarantor hereby consents to the amendment of the GSCP V Guaranty dated as of the date hereof in form and substance substantially similar to this Reaffirmation.
     This Reaffirmation of Guaranty and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of New York.
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          IN WITNESS WHEREOF, the Guarantor has caused this Reaffirmation of Guaranty to be duly executed and delivered as of the date first written above.

Kelso Investment Associates VII, L.P. By: Kelso GP VII, L.P., its General Partner By: Kelso GP VII, LLC, its General Partner
By:	/s/ James J. Connors, II
Authorized Officer

Appendix A
Guaranty
[attached separately]

August 23, 2007
J. Aron & Company
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
For value received, Kelso Investment Associates VII, L.P., a limited partnership duly organized under the laws of the State of Delaware (“Kelso” or the “Guarantor”) hereby unconditionally guarantees the prompt and complete payment, whether by acceleration or otherwise, of 50% of (i) the Deferred Amounts (as defined in the Revised Letter Agreement referred to below) and (ii) accrued and unpaid interest thereon (as provided in such Revised Letter Agreement) (collectively, the “Obligations”) by Coffeyville Resources, LLC, a limited liability company that is owned by Kelso, GS Capital Partners V, L.P. (“GSCP V”) and certain members of the management of the Company (as defined below) and is duly organized under the laws of the State of Delaware (the “Company”), to J. Aron & Company (the “Counterparty”) under the ISDA Master Agreement between the Company and the Counterparty dated as of June 24, 2005 and the Schedule to the ISDA Master Agreement dated as of June 24, 2005 (each as amended by the letter agreements referred to in the Revised Letter Agreement) that are due in accordance with the Letter Agreement from the Counterparty to the Company, dated August 23, 2007 (the “Revised Letter Agreement”) within 12 days following receipt by the Guarantor of a written request from the Counterparty. Both the Counterparty and the Guarantor agree and acknowledge that upon execution of this Guaranty, the previous Guaranty of the Guarantor, dated as of July 26, 2007, will automatically terminate. Kelso shall receive on or prior to the date of this Guaranty a copy of the guarantee provided by GSCP V dated as of August 23, 2007 (as amended from time to time, the “GSCP V Guaranty”). Kelso authorizes the Counterparty to provide a copy of this Guaranty to GSCP V.
The Counterparty agrees that at any time that a payment is requested under this Guaranty, the Counterparty shall make a pro rata request for payment under the GSCP V Guaranty and the Guarantor shall at no time be required to pay an amount in excess of its pro rata share of the aggregate amount of payment required at such time. This Guaranty is one of payment and not of collection.
The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any obligation or liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of any such obligation or liability, suit or the taking of other action by the Counterparty against, and any other notice to, the Company, the Guarantor or others.

The Guarantor represents and warrants that it has sufficient cash and available capital commitments to make payment of each of (1) the Obligations, (2) the Guarantor’s Guaranteed Obligations under and as defined in the Guaranty made in connection with the 2007 Credit Agreement (as defined in the Revised Letter Agreement), (3) the Guarantor’s Guaranteed Obligations under and as defined in the Guaranty made in connection with the Unsecured Credit and Guaranty Agreement, dated as of August 23, 2007, among the Company, the guarantors party thereto, the lenders party thereto from time to time, and GSCP, as sole lead arranger, sole bookrunner and administrative agent, and (4) the Guarantor’s Guaranteed Obligations under and as defined in the Guaranty made in connection with the Unsecured Credit and Guaranty Agreement, dated as of August 23, 2007, among Coffeyville Refining & Marketing Holdings, Inc., as the borrower, the guarantors party thereto, the lenders party thereto from time to time, and GSCP as sole lead arranger, sole bookrunner, and administrative agent (the obligations in clause (1) through (4), collectively the “Aggregate Obligations”), in each case when such obligations are due and payable, and covenants to maintain such cash and available capital commitments until satisfaction and release of all obligations of the Guarantor hereunder. The Guarantor agrees to provide the Counterparty, within 10 days following a written request from the Counterparty, a written statement, certified by a senior financial officer of the Guarantor, setting forth the outstanding unencumbered cash and unutilized capital commitments of the Guarantor at the end of such calendar quarter.
Without limiting the Guarantor’s obligations under the immediately preceding paragraph, the Guarantor and its respective general partners agree to take all action as may be necessary so that, at any and all times prior to the satisfaction and release of all obligations of the Guarantor under this Guaranty pursuant to the terms hereof, the Guarantor and/or its general partners shall have caused its or their respective affiliates to reserve capital in amounts sufficient to fund in a timely manner all obligations of the Guarantor under the this Guaranty.
The Counterparty may at any time and from time to time without notice to or consent of the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder: (1) agree with the Company to make any change in the terms of any obligation or liability of the Company to the Counterparty, (2) take or fail to take any action of any kind in respect of any security for any obligation or liability of the Company or any other guarantor to the Counterparty, (3) exercise or refrain from exercising any rights against the Company or others, (4) release, surrender, compromise, settle, rescind, waive alter, subordinate or modify any other guaranties of the Obligations or (5) compromise or subordinate any obligation or liability of the Company to the Counterparty including any security therefor; provided that notwithstanding the foregoing, the Counterparty shall not, without the consent of the Guarantor (i) change the duration of the deferral provided in the Revised Letter Agreement, (ii) increase the Deferred Amounts (as defined in the Revised Letter Agreement), (iii) otherwise amend, waive or modify any other provision of the Revised Letter Agreement or (iv) take any affirmative action to release any Collateral (as defined in the 2006 Credit Agreement (as defined in the Revised Letter Agreement)). Any other suretyship defenses are hereby waived by the Guarantor
This Guaranty is irrevocable and shall remain in full force and effect and be binding upon the Guarantor, and its successors and assigns, until all of the Obligations have been satisfied in cash in full (the date on which the Obligations are so satisfied being the “Satisfaction Date”). The Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of any Obligations or interest thereon, is rescinded or must otherwise be restored or returned by the Counterparty; provided, however, that this sentence shall cease to be operative on the earlier of (i) the date twelve months plus one calendar day after the Satisfaction Date (if within such period (a) the Company has not become a debtor under the United States Bankruptcy Code 11 U.S.C. § 101 et seq. (as now and hereafter in effect, or any successor statute) or any similar State or Federal statue and (b) no action has been brought against the Counterparty seeking to recover or rescind any such payment) and (ii) the date, following the Satisfaction Date, when the Company consummates initial public offering of the Company’s common stock following which the Company’s common stock is listed on any internationally recognized exchange of dealer quotation system, all or a portion of the net proceeds of which are used to pay or prepay at least $280,000,000 of the Company’s indebtedness (a “Qualified IPO”); provided that if a Qualified IPO occurs prior to the Satisfaction Date, the obligations hereunder shall terminate on the Satisfaction Date.
The Guarantor may not assign its rights nor delegate its obligations under this Guaranty, in whole or in part, without prior written consent of the Counterparty, and any purported assignment or delegation absent such consent is void, except for an assignment and delegation of all of the Guarantor’s rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of the Guarantor’s assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.
Each of the Guarantor and the Counterpart acknowledges that the GSCP V Guaranty may not be amended or waived nor any consent or departure be effective without the Guarantor’s prior written consent. The Guarantor agrees that any such consent shall not be unreasonably withheld.
No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantor and the Counterparty, and which amendment, waiver, consent or departure shall be consented to by GSCP V.
THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. THE GUARANTOR AGREES TO THE EXCLUSIVE JURISDICTION OF COURTS LOCATED IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, OVER ANY DISPUTES ARISING UNDER OR RELATING TO THIS GUARANTY.

Very truly yours, Kelso Investment Associates VII, L.P.
By:	Kelso GP VII, L.P., the General Partner
By:	Kelso GP VII, LLC, its general partner

By:	/s/ James J. Connors II
Authorized Officer

Accepted and agreed to with respect to the 2nd, 6th, 9th and 10th paragraphs above, as of the date first above written:

J. Aron & Company
By:	/s/ Illegible
Name:
Title: